Exhibit 99.1

Selectica Completes $8.7 Million Equity Financing

Capital to Fuel SaaS Customer Growth and Platform Investment

SAN MATEO, Calif., January 27th, 2014 — Selectica, Inc. (NASDAQ: SLTC), a leading provider of software that streamlines contract processes and accelerates sales cycles, today announced that it has completed a private placement transaction to certain institutional funds and accredited investors for approximately $8.7 million.

President and CEO Blaine Mathieu commented, “The proceeds from this transaction will accelerate investment in our powerful core technologies and further our channel development.” Mathieu added, “This is essential to delivering on our mission to improve the effectiveness of our customers’ sales and contracting processes.”

Michael Brodsky, Selectica’s Executive Chairman added, “I couldn't be more pleased with both the number, quality and reputations of the institutional investors participating in this investment which include our existing investors Lloyd Miller, Special Situations Funds and Technology Opportunity Partners and our new investors Cannell Capital, and Weber Capital.” Lake Street Capital Markets, LLC served as the exclusive placement agent for the transaction.

The securities described herein have not been registered under the Securities Act of 1933, as amended, or any state securities laws, and may not be offered or sold in the United States absent registration with the Securities and Exchange Commission or an applicable exemption from such registration requirements. Selectica has agreed to file one or more registration statements with the Securities and Exchange Commission covering the resale of the shares of common stock and common stock issuable upon conversion of or in connection with the preferred stock and upon exercise of the warrants.

No Offer or Solicitation

This press release shall not constitute an offer to sell or the solicitation of an offer to buy the securities described herein, nor shall there be any sale of such securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

About Selectica, Inc.

Selectica, Inc. (NASDAQ: SLTC) is a leading provider of enterprise Contract Management and Configure Price Quote software solutions.  Since 1996 Selectica has been helping our Global customers actively manage contracts throughout the sales, procurement and legal life cycle.   Selectica’s CPQ sales automation software accelerates sales opportunities with guided selling, dynamic pricing configuration and proposal quoting and approvals. Our patented technology, delivered through the cloud, helps our customers in industries like high–tech, telecommunications, manufacturing, healthcare and financial services to accelerate and streamline sales and contract management process.

For more information:

•	Visit the Selectica website to learn more about the company and its products and customers (http://www.selectica.com)
•	Follow @Selectica_Inc on Twitter to stay up to date with industry news and updates (http://twitter.com/Selectica_Inc)
•	Visit “Done Deal,” the Selectica blog, to read articles, advice, and commentary on how to optimize deal processes (http://www.selectica.com/blog)
•	Watch Selectica videos on YouTube to see what Selectica and its products can do (http://www.youtube.com/user/SelecticaVideos)

Browse the Selectica resource center to find guides and resources on how to improve sales and contracting processes (http://www.selectica.com/resources)

Forward-looking statements

Certain statements in this release and elsewhere by Selectica are forward-looking statements within the meaning of the federal securities laws and the Private Securities Litigation Reform Act of 1995. Such statements may include, without limitation, statements regarding business outlook, assessment of market conditions, anticipated financial and operating results, strategies, product and channel development, future plans, contingencies and contemplated transactions of the company. Such forward-looking statements are not guarantees of future performance and are subject to known and unknown risks, uncertainties and other factors which may cause or contribute to actual results of company operations, or the performance or achievements of the company or industry results, to differ materially from those expressed, or implied by the forward-looking statements. In addition to any such risks, uncertainties and other factors discussed elsewhere herein, risks, uncertainties and other factors that could cause or contribute to actual results differing materially from those expressed or implied for the forward-looking statements include, but are not limited to, fluctuations in demand for Selectica’s products and services; risks of losing key personnel or customers, protection of the company’s intellectual property, government policies and regulations, including, but not limited to those affecting the company’s industry.  Selectica undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise. Additional risk factors concerning the company can be found in the company’s most recent Form 10-K, as supplemented in the company’s most recent Form 10-Q, each as filed by the company with the Securities and Exchange Commission.

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